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                      SMITH BARNEY INVESTMENT FUNDS INC.
                                 on behalf of
                Smith Barney Premier Selections Large Cap Fund
                            (the "Large Cap Fund")

                     Supplement dated February 14, 2002 to
                       Prospectus dated August 28, 2001

The following disclosure supersedes the disclosure under "Investments, risks and performance--Principal investment strategies--Key Investments":

   Under normal circumstances, the Large Cap Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Fund's holdings will be comprised of stocks of approximately 40 companies.

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